UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2026

ModuLink Inc.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-55649

(Commission File Number)

45-5692180

(IRS Employer Identification No.)

Unit 2, Level 6

Westin Centre

26 Hung To Road

Kwun Tong, Hong Kong

(Address of principal executive offices)(Zip Code)

(888) 493-8028

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 – Entry into a Material Definitive Agreement

On May 5, 2026, ModuLink Inc. (the “Company”) entered into securities purchase agreements (the “Securities Purchase Agreements”) with three investors in connection with a private placement offering (the “Offering”) of up to 12,500 shares of the Company’s Series A Convertible Preferred Stock, par value $0.001 per share (the “Series A Preferred Stock”).

Each share of Series A Preferred Stock is offered at a purchase price of $80.00 per share and is convertible into 20,000 shares of the Company’s common stock (the “Common Stock”), subject to adjustment for stock splits, stock dividends, combinations, reclassifications, or similar recapitalization events.

As of the date hereof, the Company has received aggregate gross proceeds of approximately $300,000 from the sale of 3,750 shares of Series A Preferred Stock to three purchasers pursuant to the Securities Purchase Agreements. The Company expects to issue the Series A Preferred Stock in book-entry form following receipt of funds and satisfaction of customary closing conditions.

Item 3.02 – Unregistered Sales of Equity Securities

The disclosure set forth in Item 1.01 is incorporated herein by reference.

As of the date hereof, the Company has sold an aggregate of 3,750 shares of Series A Preferred Stock for aggregate gross proceeds of approximately $300,000 in the Offering.

Each share of Series A Preferred Stock is convertible, at the option of the holder, into 20,000 shares of Common Stock, subject to adjustment. Conversion may occur at any time following the earlier of (i) six (6) months from the date of issuance or (ii) the occurrence of a qualified liquidity event, defined as “including, without limitation, an uplisting to a national securities exchange or a strategic transaction of the Company”)

The Series A Preferred Stock votes together with the Common Stock on an as-converted basis, except as otherwise required by law. Dividends are non-cumulative and are payable only when, as, and if declared by the Company’s Board of Directors.

The securities were offered and sold in reliance on the exemption from registration afforded by Rule 903(b)(3) of Regulation S, promulged under the Securities Act of 1933, as amended (the “Securities Act”), in an offering offshore of the U.S. to non U.S. persons, where no directed selling efforts were made in the U.S. The securities have not been registered under the Securities Act and may not be offered or resold in the U.S. absent registration or an applicable exemption.

Item 9.01– Financial Statements and Exhibits

(d) Exhibits:

Exhibit	Description

10.1	Form of Securities Purchase Agreement, dated May 5, 2026, by and between ModuLink Inc. and the investors party thereto.
104	Cover Page Interactive File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL ENDEAVORS CORPORATION

Date: May 8, 2026	By:	/s/ FU, Wah
	Name:	FU, Wah
	Title:	Chief Executive Officer
(principal executive officer)

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